UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2015

Atlas Resource Partners, L.P.

(Exact name of registrant as specified in its chapter)

Delaware	1-35317	45-3591625
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Park Place Corporate Center One 1000 Commerce Drive, Suite 400 Pittsburgh, PA		15275
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 800-251-0171

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On August 19, 2015, Atlas Resource Partners, L.P. (the “Partnership”) entered into a Distribution Agreement (the “Distribution Agreement”) with MLV & Co. LLC (the “Agent”).

Pursuant to the Distribution Agreement, the Partnership may sell from time to time through the Agent the Partnership’s 8.625% Class D Cumulative Redeemable Perpetual Preferred Units (the “Class D Preferred Units”) and 10.75% Class E Cumulative Redeemable Perpetual Preferred Units (the “Class E Preferred Units” and together with the Class D Preferred Units, the “Units”) having an aggregate offering price of up to $100 million. Sales of Units, if any, may be made in negotiated transactions or transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, the existing trading market for the Units, or sales made to or through a market maker other than on an exchange or through an electronic communications network. The Partnership will pay the Agent a commission, which shall not be more than 3.0% of the gross sales price of Units sold through the Agent. The Partnership has also agreed to reimburse the Agent for certain expenses incurred in connection with entering into the Distribution Agreement. Under the terms of the Distribution Agreement, the Partnership may also sell Units from time to time to the Agent as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Units to the Agent as principal would be pursuant to the terms of a separate terms agreement between the Partnership and the Agent.

A copy of the Distribution Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Distribution Agreement filed herewith.

The securities will be issued pursuant to the Partnership’s registration statement on Form S-3 (File No. 333-203800), which was declared effective on August 5, 2015, and one or more prospectus supplements thereto.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Exhibit Description

1.1	Distribution Agreement, dated as of August 19, 2015, between Atlas Resource Partners, L.P. and MLV & Co. LLC.

5.1	Opinion of Ledgewood, P.C.

8.1	Opinion of Ledgewood, P.C. as to certain tax matters

23.1	Consent of Ledgewood, P.C. (included in Exhibit 5.1)

23.2	Consent of Ledgewood, P.C. (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Resource Partners, L.P.
By: Atlas Energy Group, LLC, its general partner

Date: August 19, 2015		/s/ Sean P. McGrath
	Name:	Sean P. McGrath
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Distribution Agreement, dated as of August 19, 2015, between Atlas Resource Partners, L.P. and MLV & Co. LLC.

5.1	Opinion of Ledgewood, P.C.

8.1	Opinion of Ledgewood, P.C. as to certain tax matters

23.1	Consent of Ledgewood, P.C. (included in Exhibit 5.1)

23.2	Consent of Ledgewood, P.C. (included in Exhibit 8.1)